CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit 10.67

Execution Copy

AMENDMENT NO. 2 TO

LIMITED LIABILITY COMPANY AGREEMENT

OF

CALCASIEU PASS FUNDING, LLC

This AMENDMENT NO. 2 TO LIMITED LIABILITY COMPANY AGREEMENT (this “Amendment”) of Calcasieu Pass Funding, LLC, a Delaware limited liability company (the “Company”), is entered into as of October 27, 2021 by and among the Company, Venture Global Calcasieu Pass Holding, LLC, a Delaware limited liability company (“Sponsor”), and Stonepeak Bayou Holdings II LP, a Delaware limited partnership (“Investor”). All capitalized terms used but not defined herein shall have the meanings specified in the LLCA (as defined below).

RECITALS

WHEREAS, the Company, Sponsor and Investor entered into that certain Limited Liability Company Agreement of the Company dated as of August 19, 2019, as amended on February 8, 2021 (the “LLCA”); and

WHEREAS, pursuant to Section 11.04 of the LLCA, Sponsor and Investor have agreed to amend the LLCA pursuant to this Amendment, on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

1. Amendments.

(a) The definition of Permitted Upstream Transfer in Article I is hereby amended by replacing subsection (b)(iii) with the following, without modifying the proviso that follows subsection (b)(iii):

“(iii) any Transfer of equity securities of VGLNG (as defined in Amendment No. 1 to this Agreement dated February 8, 2021),”

(b) Section 6.03(b) of the LLCA is hereby amended by adding the words “or VGLNG” in each place after “or Sponsor” in the first sentence thereof and amending and restating the parenthetical at the end of subclause (iii) thereof in its entirety to read as follows:

“(in each case of the foregoing clauses (i) through (iii), other than any pledges in and of themselves (but not, for the avoidance of doubt, any foreclosure or other Transfer in connection with such pledges or any enforcement thereof) (A) permitted by Section 7.02(a), (B) of assets of VGLNG (as defined in Amendment No. 1 to this Agreement dated February 8, 2021) and (C) of Equity Interests held by any

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

direct or indirect parent of the Company that is a subsidiary of VGLNG, (x) in the case of each of clauses (A) through (C), to secure bona fide third party indebtedness of such Persons pursuant to the VGLNG Term Loan (as defined in Amendment No. 1 to this Agreement, dated as of February 8, 2021) or (y) in the case of any Transfer of equity interests of VGLNG described in Clause (A), to secure bona fide third party indebtedness of Venture Global Partners, LLC (as a holder of equity interests of VGLNG) and Venture Global Commodities, LLC, VGLNG or any direct or indirect parent of the Company that is a subsidiary of VGLNG)) (each such event described in clauses (i) through (iii) (as modified by the foregoing parenthetical), a “Change in Control Event”)”.

(c) Section 7.02(a) of the LLCA is hereby amended by adding the words “directly or indirectly” immediately preceding the words “pledged to secure bona fide third party indebtedness”.

2. Miscellaneous Provisions. Sections 8.01 (Governing Law), 11.01 (Notices), 11.04 (Amendments), 11.09 (Severability) and 11.13 (Counterparts) of the LLCA are hereby incorporated by reference in this Amendment, mutatis mutandis.

3. Full Force and Effect. Each of Parties confirms that this Amendment is intended to be a part of, and will serve as a valid, written amendment to, the LLCA, and each reference in the LLCA to “this Agreement” shall be construed to mean the LLCA as amended by this Amendment. Except as otherwise set forth in this Amendment, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the LLCA, which are hereby ratified and affirmed in all respects and shall continue in full force and effect, and this Amendment will not operate as an extension or waiver by the parties to the LLCA of any other condition, covenant, obligation, right, power or privilege under the LLCA.

[Signature Page Follows]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

VENTURE GLOBAL CALCASIEU PASS HOLDING, LLC
By	/s/ Keith Larson
Name: Keith Larson
Title: Secretary
STONEPEAK BAYOU HOLDINGS II LP
By: Stonepeak Associates III LLC, its general partner
By: Stonepeak GP Holdings III LP, its sole member
By: Stonepeak GP Investors III LLC, its general partner
By: Stonepeak GP Investors Manager LLC, its managing member
By:	/s/ James Wyper
Name: James Wyper
Title: Senior Managing Director
CALCASIEU PASS FUNDING, LLC
By	/s/ Keith Larson
Name: Keith Larson
Title: Secretary

[Signature to Amendment No. 2 to Funding LLCA]